UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021

Dana Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, $.01 par value	DAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Indenture

On May 14, 2021, Dana Financing Luxembourg S.à r.l. (the “Issuer”), a wholly-owned subsidiary of Dana Incorporated (“Dana”), entered into a Purchase Agreement (the “Purchase Agreement”) with Dana and Credit Suisse Securities (Europe) Limited, J.P. Morgan Securities plc, Bank of Montreal, London Branch, Barclays Bank PLC, BofA Securities Europe SA, Citigroup Global Markets Limited, Goldman Sachs International, Mizuho Securities Europe GmbH, RBC Europe Limited, Citizens Capital Markets, Inc., Fifth Third Securities, Inc. and KeyBanc Capital Markets Inc. (collectively, the “Initial Purchasers”), relating to the issuance and sale by the Issuer of €325,000,000 in aggregate principal amount of its 3.000% Senior Notes due 2029 (the “Notes”) in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Purchase Agreement contains customary representations, covenants and indemnification provisions.

On May 28, 2021, the Issuer closed its offering of the Notes. The Notes were issued pursuant to an Indenture, dated as of May 28, 2021, between the Issuer, Dana, as guarantor, Wells Fargo Bank, National Association, as trustee and Elavon Financial Services DAC, as paying agent, registrar and transfer agent (the “Indenture”).

The Indenture provides, among other things, that the Notes will be senior unsecured obligations of the Issuer and will be fully and unconditionally guaranteed by Dana. Interest is payable on the Notes on January 15 and July 15 of each year, beginning January 15, 2022. The Notes will mature on July 15, 2029.

The Issuer may redeem the Notes in whole or in part on or after July 15, 2024, at redemption prices of 101.500% or 100.750% of the principal amount thereof if the redemption occurs during the 12-month period beginning on July 15, 2024 or 2025, respectively, and a redemption price of 100.000% of the principal amount thereof on or after July 15, 2026, in each case plus accrued and unpaid interest to (but not including) the redemption date. Prior to July 15, 2024, the Issuer may redeem up to 40% of the aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) with an amount equal to the net cash proceeds of one or more equity offerings, at a price equal to 103.000% of the principal amount thereof, plus accrued and unpaid interest to (but not including) the redemption date, provided that at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) remains outstanding after the redemption. Prior to July 15, 2024, the Issuer also may redeem the Notes in whole or in part at a redemption price equal to 100.000% of the aggregate principal amount thereof, plus accrued and unpaid interest to (but not including) the redemption date plus a “make-whole” premium.

Subject to certain limitations, in the event of a change of control of Dana, the Issuer will be required to make an offer to purchase the Notes at a purchase price equal to 101.000% of the principal amount of the Notes, plus accrued and unpaid interest to (but not including) the date of purchase.

The Notes will rank equally with all of Dana’s other unsecured senior indebtedness. The Notes will be effectively subordinated to any of Dana’s secured indebtedness, to the extent of the assets securing such indebtedness, and structurally subordinated to all of the debt and other liabilities of Dana’s subsidiaries other than the Issuer.

The Indenture contains restrictive covenants that, among other things, limit the ability of Dana and its restricted subsidiaries, including the Issuer, to: (i) incur additional debt, (ii) pay dividends and make other restricted payments, (iii) create or permit certain liens, (iv) use the proceeds from sales of assets and subsidiary stock, (v) create or permit restrictions on the ability of Dana’s restricted subsidiaries to pay dividends or make other distributions to Dana, (vi) enter into transactions with affiliates, and (vii) consolidate or merge or sell all or substantially all of Dana’s assets. The Indenture also contains a covenant limiting the ability of the Issuer to conduct any business operations other than those in connection with the issuance of the Notes and other debt permitted under the Indenture. The foregoing limitations are subject to exceptions as set forth in the Indenture. In addition, if in the future (i) the Notes have been assigned an investment grade rating from any two of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings Inc. (“Fitch”), and (ii) no default has occurred and is continuing, certain of these covenants will, thereafter, no longer apply to the Notes for so long as the Notes maintain these specified ratings. The Indenture also provides for customary events of default.

A copy of the Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The above description of the material terms of the Indenture is not complete and is qualified in its entirety by reference to the Indenture.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description

4.1	Indenture, dated May 28, 2021, among Dana Luxembourg Financing S.à r.l., Dana Incorporated, Wells Fargo Bank, National Association, as trustee and Elavon Financial Services DAC, as paying agent, registrar and transfer agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA INCORPORATED

Date: May 28, 2021	By:	/s/ Douglas H. Liedberg
	Name:	Douglas H. Liedberg
	Title:	Senior Vice President, General Counsel and Secretary